Exhibit 10.1

                                                                   July 23, 1999

Mike Vahl, President
Capital Development Group, Inc.

RE: Form 10 Registration Statement Filing with SEC

Dear r Vahl:

We hereby consent to the use in the registration statement on Form 10 of our report dated March 30, 1999 relating to the financial statements of Capital Development Group, Inc. for the dates and years ended December 31, 1998 and 1997.

We also consent to the references to this firm in certain places of such registration statement as provided therein.


                                                         Sincerely,

                                                         /s/Porter & Company

                                                         Porter & Company